Income taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income taxes

Note 6: Income taxes

We are subject to federal and state income taxes in the Korea and the United States. We account for our provision for income taxes in accordance with ASC 740, Income Taxes, which requires an estimate of the annual effective tax rate for the full year to be applied to the interim period, taking into account year-to-date amounts and projected results for the full year.

Our effective tax rate varies from the statutory Korean income tax rate due to the effect of foreign rate differential, withholding taxes, state and local income taxes, FDII deduction, research and development credits, and a valuation allowance on Korean deferred tax assets. Our effective tax rate could fluctuate significantly from quarter to quarter based on variations in the estimated and actual level of pre-tax income or loss by jurisdiction, changes in enacted tax laws and regulations, and changes in estimates regarding non-deductible expenses and tax credits. As of June 30, 2021, and December 31, 2020, we have provided a valuation allowance against certain of our net deferred tax assets that we believe, based on the weight of available evidence, are not more likely than not to be realized.

The effective tax rate of 13.3% for the three months ended June 30, 2021, is lower than the Korean statutory rate of 20%, primarily due a discrete valuation allowance release of $2.7 million related to Korean tax attributes that are more likely than not expected to be realized.

The effective tax rate of 20.1% for the six months ended June 30, 2021, is higher than the Korean statutory rate of 20%, primarily due to foreign rate differential, withholding taxes and a valuation allowance on certain Korean tax attributes, offset by the benefit of a FDII deduction and research tax credits.

In addition to the factors above, the effective tax rate in the three and six months ended June 30, 2021 included the benefit of a $2.7 million release of valuation allowance on certain Korean tax attributes that are more likely than not expected to be realized.

Note 6: Income taxes

Income (loss) before income tax consisted of the following (in thousands):

	Years Ended December 31,
	2020	2019
US	$89,416	$62,706
Korea	(14,199)	(12,839)

Total income before income taxes	$75,217	$49,867

The following table presents the detail of income tax expense for the periods presented (in thousands):

	Years Ended December 31,
	2020	2019

Current:
US	$15,244	$8,469
Korea	1,928	2,367

Total Current Taxes	$17,172	$10,836

Deferred:
US	$5,105	$5,278
Korea	(683)	(2,572)

Total Deferred Taxes	$4,422	$2,706

Total Income Tax Expense	$21,594	$13,542

The following table presents a reconciliation of the statutory rate and our effective tax rate for the periods presented:

	Years Ended December 31,
	2020	2019
Statutory Tax Rate	20.0%	20.0%
Foreign Jurisdiction Rate Differential	3.8%	3.4%
Non-deductible interest	1.5%	—
Withholding Taxes	2.3%	4.6%
Tax Credits	(3.5)%	(7.3)%
Valuation Allowance	5.0%	7.6%
Other	(0.5)%	(1.1)%

Total Tax Rate	28.6%	27.2%

Deferred federal, state, and foreign income taxes reflect the net tax impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for tax purposes. The following table presents the significant components of our deferred tax assets and liabilities as of the dates presented (in thousands):

	As of December 31,
	2020	2019

Deferred income tax assets:
Net Operating Loss Carryforward	$8,206	$6,173
Tax Credit Carryforward	9,529	6,286
Accruals and Reserves	1,762	976
Intangibles	14,158	9,476
Lease liability	2,565	2,736

Deferred tax assets	$36,220	$25,647
Less: valuation allowance	(17,936)	(12,921)

Net deferred tax assets	$18,284	$12,726

Deferred tax liabilities
Goodwill	$(35,096)	$(25,015)
Accrued Interest	—	(8,531)
Right-of-use-asset	(2,424)	(2,561)
Other	(359)	(627)

Deferred tax liabilities	$(37,879)	$(36,734)

Net deferred tax assets /(liabilities)	$(19,595)	$(24,008)

Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing, and amount of which are uncertain. We have provided a valuation allowance against certain deferred tax assets of Korea as of December 31, 2020, and 2019, because, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50%) that these deferred tax assets will not be realized. As of December 31, 2020, we determined tax attributes expected to be realized prior to their expiration and recognized a deferred tax asset of $560 thousand.

As of December 31, 2020, and 2019, we have Korean tax loss carryforwards of approximately $34.4 million and $28.1 million, respectively, which are available to reduce future taxable income. These losses begin to expire in 2026.

Additionally, we have Korean tax credit carryforwards of $8.8 million and $6.3 million as of December 31, 2020 and 2019, respectively, which are available to reduce future foreign tax liabilities. The foreign tax credit carryforwards begin to expire in 2022.

We have not recorded a liability for income taxes or withholding taxes on undistributed earnings of subsidiaries as of December 31, 2020 and 2019 as we intend to reinvest such earnings outside of Korea for the foreseeable future. Given the Company’s current and anticipated losses in Korea, the method of realizing the cumulative temporary differences related to foreign earnings is difficult to estimate. Therefore, the Company concluded it is not practical to estimate the related deferred tax liability.

We are currently not under audit in any tax jurisdiction. We do not have any uncertain tax positions and have not established reserves for tax positions based on estimates of whether, and the extent to which, additional taxes will be due.